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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                December 3, 1998

                            PROMUS HOTEL CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                  001-13719              62-1716020
      (State or other           (Commission File        (I.R.S. Employer
      jurisdiction of                Number)             Identification
      incorporation or                                       Number)
       organization)

     755 CROSSOVER LANE
     MEMPHIS, TENNESSEE                             38117-4900
(Address of principal executive                     (Zip Code)
          offices)

                                 (901) 374-5000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)


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ITEM 5.   Other Events

          On December 3, 1998, the Registrant issued the press release attached hereto as Exhibit 99.1.

ITEM 7.   Financial Statements and Exhibits.

     (c)  Exhibits

          99.1  Press Release dated December 3, 1998


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PROMUS HOTEL CORPORATION

                                       /s/ Ralph B. Lake
                                       ------------------------------------
                                       Ralph B. Lake
                                       Executive Vice President, General
                                         Counsel and Secretary

Date:  December 9, 1998


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                                 EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

   99.1                  Press Release dated December 3, 1998.